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                                                                    Exhibit 99.1





                                                              August 3, 2000

                      MACKENZIE INVESTMENT MANAGEMENT INC.

                             P R E S S  R E L E A S E

         Mackenzie Investment Management Inc. (TSE - MCI) has declared a dividend of U.S.$0.01 per share to shareholders of record on August 15, 2000, with payment to be made on August 24, 2000.

Contact:

Beverly J. Yanowitch
561.393.8900